UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   December 1, 2003

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

      of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

#

Item 5.  Other Events and Required FD Disclosure

On December 1, 2003, CBRL Group, Inc. (the “Company”) issued the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim.  The press release describes the establishment, by certain of the Company’s executives, of stock trading plans pursuant to Rule 10b5-1 promulgated under the Securities Exchange Act of 1934.

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None

(b)

Pro Forma Financial Information.  None

(c)      Exhibits.

99.1  Press Release dated December 1, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 1, 2003

CBRL GROUP, INC.

By: /s/ James F. Blackstock

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary